UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2020

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends item 7.01 of the Current Report on Form 8-K filed by HarborOne Bancorp, Inc. (the “Company”) on May 7, 2020 (the “Original 8-K”) solely to adjust certain figures that appear on page 16 of the investor presentation (the “Presentation”) furnished as Exhibit 99.1 to the Original 8-K. The Company discovered an inconsistency in the way that appraised amounts for participation and shared credit loans were recorded. The Company corrected the issue and recalculated the loan-to-value ratios (“LTVs”).  The recalculated LTVs are reflected in the revised page 16 of the Presentation attached as Exhibit 99.1 hereto. These adjustments do not reflect any issues with the underwriting of the loans, but only the manner in which the loan data was recorded and stored. No other changes have been made to the Original 8-K.

Item 7.01Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is the Presentation, revised to include the corrected page 16. The Presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description

99.1	Investor Presentation

EXHIBIT INDEX

Number	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

8

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons
	Name:	Linda H. Simmons
	Title:	Senior Vice President and
Chief Financial Officer

Date: June 5, 2020